UNITED MOBILE HOMES, INC.
                        125 Wyckoff Road
                  Eatontown, New Jersey  07724


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


       Notice is hereby given that the Annual Meeting of Shareholders of United Mobile Homes, Inc. (the Company) will be held on Thursday, May 27, 1999, at 4:00 p.m. at the offices of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

          1. To elect nine Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year; and

          2. To ratify the appointment of KPMG LLP as Independent Auditors for the Company for the year ending December 31, 1999; and

          3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The minute books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on April 15, 1999 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Ernest V. Bencivenga
                                     ERNEST V. BENCIVENGA
                                         Secretary

April 23, 1999

                    UNITED MOBILE HOMES, INC.
                        125 Wyckoff Road
                   Eatontown, New Jersey 07724

                         PROXY STATEMENT
                 Annual Meeting of Shareholders
                          May 27, 1999


             SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Mobile Homes, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on May 27, 1999, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are being distributed on or about April 23, 1999 to shareholders of record April 15, 1999.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.10 par value common stock (Common Stock) of record as of the close of business on April 15, 1999, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 7,294,296 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and Monmouth Real Estate Investment Corporation, both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for United Mobile Homes, Inc. In most respects, the activities of the Company, Monmouth Real Estate Investment Corporation and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met four times during the last fiscal year. No Directors attended fewer than 75% of the meetings.

      The  Company has a standing Audit Committee, a Stock Option
Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met twice during the last fiscal year. Robert J. Anderson and Charles P. Kaempffer, both of whom are outside Directors, are members of the Audit Committee.

      The Compensation Committee, which makes recommendations  to the  Directors concerning compensation, met once during the  last
fiscal  year.   Richard  H. Molke and Eugene  D.  Rothenberg  are
members of the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock Option Plan, met once during the last fiscal year.  Charles
P. Kaempffer, Richard H. Molke and Eugene D. Rothenberg are members of the Stock Option Committee.


                          NOMINEES FOR DIRECTOR

                       Present Position with the
                      Company; Business Experience
                        During Past Five Years;        Director
Nominee;Age               Other Directorships           Since

Robert J. Anderson  Director.   Vice President  (1973    1980
(76)                to  present)  of  David  Cronheim
                    Company;   past   President    of
                    Industrial  Real  Estate  Brokers
                    Association of New York  and  New
                    Jersey.

Ernest V.           Secretary/Treasurer   (1984    to     1969
Bencivenga          present) and Director.
(81)                Financial  Consultant  (1976   to
                    present); Treasurer and  Director
                    (1961  to  present) and Secretary
                    (1967  to  present)  of  Monmouth
                    Capital   Corporation;  Treasurer
                    and  Director (1968  to  present)
                    of     Monmouth    Real    Estate
                    Investment Corporation.

Anna T. Chew        Vice    President    and    Chief    1994
(40)                Financial   Officer   (1995    to
                    present),  Controller  (1991   to
                    1995)  and  Director.   Certified
                    Public   Accountant;   Controller
                    (1991  to  present) and  Director
                    (1993  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation; Controller (1991  to
                    present)  and Director  (1994  to
                    present)   of  Monmouth   Capital
                    Corporation.

Charles P.          Director.    Investor;   Director    1969
Kaempffer           (1970  to  present)  of  Monmouth
(61)                Capital   Corporation;   Director
                    (1974  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation;  Vice  Chairman  and
                    Director  (1996  to  present)  of
                    Community  Bank  of  New  Jersey;
                    Director   (1989  to   1996)   of
                    Sovereign     Community      Bank
                    (formerly Colonial Bank).

                        Present Position with the
                      Company; Business Experience
                         During Past Five Years;        Director
Nominee;Age                Other Directorships           Since


Eugene W. Landy     Chairman  of the Board  (1995  to     1969
(65)                present),  President   (1969   to
                    1995) and Director.  Attorney  at
                    Law,  Landy  &  Landy;  President
                    and  Director (1961  to  present)
                    of  Monmouth Capital Corporation;
                    President and Director  (1968  to
                    present) of Monmouth Real  Estate
                    Investment Corporation.

Samuel A. Landy     President   (1995  to   present),     1992
(38)                Vice  President  (1991  to  1995)
                    and  Director.  Attorney at  Law,
                    Landy  & Landy (1987 to present);
                    Director  (1989  to  present)  of
                    Monmouth  Real Estate  Investment
                    Corporation;  Director  (1994  to
                    present)   of  Monmouth   Capital
                    Corporation.

Richard H. Molke    Director.   Vice President  (1984     1986
(72)                to     present)     of     Remsco
                    Associates,  Inc., a construction
                    firm.

Eugene D.           Director.     Obstetrician    and     1977
Rothenberg          Gynecologist; Investor.
(66)
Robert G. Sampson   Director.    Investor;   Director     1969
(73)                (1963  to  present)  of  Monmouth
                    Capital   Corporation;   Director
                    (1968  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation;   General    Partner
                    (1983   to  present)  of  Sampco,
                    Ltd., an investment group.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS


      It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the Company for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 1999, and shareholder approval of said appointment is requested. KPMG LLP has served as Independent Auditors for the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                     PRINCIPAL SHAREHOLDERS


      On  March 15, 1999, no person owned of record, or was known by  the Company to own beneficially, more than five percent  (5%)
of the shares of the Company, except the following:

                     Name and Address      Shares Owned  Percent
Title of Class     of Beneficial Owner     Beneficially  of Class

Common Stock          Eugene W. Landy        875,454      12.00%
                      20 Tuxedo Road
                      Rumson, NJ  07760

Common Stock          Richard H. Molke       371,991       5.10%
                      8 Ivins Place
                      Rumson, NJ  07760

 INFORMATION RESPECTING DIRECTORS, OFFICERS AND AFFILIATED ENTITY

       As   of  March  15,  1999,  the  Directors  and  Officers,
individually and as a group, beneficially owned Common Stock as follows:

Name of Beneficial Owner  Shares Owned Beneficially(1)  Percent of Class
Robert J. Anderson               17,348                      0.24%
Ernest V. Bencivenga             24,265 (2)                  0.33%
Anna T. Chew                     25,610 (3)                  0.35%
Charles P. Kaempffer             60,062 (4)                  0.82%
Eugene W. Landy                 875,454 (5) (11)            12.00%
Samuel A. Landy                 245,403 (6)                  3.37%
Richard H. Molke                371,991 (7)                  5.10%
Eugene D. Rothenberg             81,163 (8)                  1.11%
Robert G. Sampson               131,486 (9)                  1.80%
United Mobile Homes, Inc.
   401(k) Plan                   27,575 (10)                 0.38%
Directors, Officers & Affiliated
    Entity as a Group         1,860,357 (11)                25.50%

(1) Beneficial  ownership,  as defined  herein,  includes  Common
    Stock as to which a person has or shares voting and/or investment power.

(2) Includes (a) 8,911 shares owned by Mr. Bencivenga's wife, and (b) 3,497 shares held in Mr. Bencivenga's 401(k) Plan.
    Excludes 25,000 shares issuable upon exercise of stock options.

(3) Includes  (a)  22,978 shares owned jointly  with  Ms.  Chew's husband,  and  (b)  2,632 shares held in  Ms.  Chew's  401(k)
    Plan.   Excludes  48,000  shares issuable  upon  exercise  of
    stock options.

(4) Includes (a) 2,000 shares owned by Mr. Kaempffer's wife,  and
    (b)  58,062  shares held in the Charles P. Kaempffer  Defined
    Benefit Pension Plan of which Mr. Kaempffer is Trustee with power to vote.

(5) Includes (a) 59,684 shares owned by Mr. Landy's wife, (b) 172,607 shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote, (c) 106,958 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote, and (d) 57,520 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes (a) 211,499 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest, and (b) 125,000 shares issuable upon exercise of stock options.

(6) Includes (a) 24,972 shares owned jointly with Mr. Landy's wife, (b) 14,560 shares in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, and (c) 5,312 shares held in Mr. Landy's 401(k) Plan. Excludes 150,000 shares issuable upon exercise of stock options.

(7) Includes (a) 37,149 shares owned by Mr. Molke's wife, (b) 145,714 shares in the Richard H. Molke Grantor Retained
    Annuity Trust dated December 21, 1992, and (c) 145,713 shares in the Louise G. Molke Grantor Retained Annuity Trust dated December 21, 1992.

(8) Includes  56,878 shares held by Rothenberg Investments,  Ltd.
    in which Dr. Rothenberg has a beneficial interest.

(9) Includes  48,492  shares held by Sampco  Ltd.  in  which  Mr.
    Sampson has a beneficial interest.

(10) Excludes shares held by Ernest V. Bencivenga, Samuel A. Landy and Anna T. Chew which have been included in their holdings as shown above. Samuel A. Landy, President and Director, and Anna T. Chew, Vice President and Director, are Co-Trustees of the Company's 401(k) Plan and share voting
    powers.   All  401(k) Plan balances are as  of  December  31,
    1998.

(11) Excludes  110,000  shares  (1.51%)  owned  by  Monmouth  Real
     Estate Investment Corporation. Eugene W. Landy owns beneficially 5.08% of Monmouth Real Estate Investment Corporation.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

      The following Summary Compensation Table shows compensation paid by the Company for services rendered during 1998, 1997 and 1996 to the Chairman of the Board, President and Vice President. There were no other executive officers whose aggregate cash compensation exceeded $100,000:

Name and                        Annual  Compensation
Principal Position    Year   Salary     Bonus   All Other    Options

Eugene W. Landy       1998  $ 75,000   $  -     $173,376(1)     -
Chairman of the       1997  $    -     $  -     $343,850(1)   50,000
Board                 1996  $    -     $  -     $347,350(1)   50,000

Samuel A. Landy       1998  $199,650   $43,979  $ 18,559(2)   25,000
President             1997  $181,500   $39,981  $ 18,880(2)   25,000
                      1996  $165,000   $10,846  $ 18,880(2)   25,000

Anna T. Chew          1998  $110,000   $16,231  $ 14,752(3)   10,000
Vice President        1997  $100,000   $11,846  $ 14,955(3)    8,000
                      1996  $ 86,650   $10,333  $ 13,509(3)   10,000

(1) Represents base compensation of $75,000 in 1998 and $150,000 in 1997 and 1996, and a bonus of $15,000 in 1996, as well as Director's fees, fringe benefits and legal fees. Also includes an accrual of $80,000, $160,000 and $160,000 for 1998, 1997 and 1996, respectively, for pension and other benefits in accordance with Eugene W. Landy's employment contract.

(2)   Represents    Director's   fees,   fringe   benefits    and
      discretionary   contributions  by  the   Company   to   the
      Company's 401(k) Plan allocated to an account of the named executive officer.

(3) Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

Stock Option Plan

      The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
December 31, 1998:

                                                        Potential Realized
                                                         Value at Assumed
                           % of Total   Price            Annual Rates for
                  Options  Granted to    Per   Expiration  Option Term
    Name          Granted   Employees   Share     Date     5%        10%

Samuel A. Landy    25,000     43%      $12.75   1/08/03  $50,175  $146,788
Anna T. Chew       10,000     17%      $10.00   8/05/03  $27,628  $ 61,051

      The following table sets forth for the executive officers named in the Summary Compensation Table information regarding stock options outstanding at December 31, 1998:

                                                              Value of
                                         Number of           Unexercised
                                       Unexercised           Options at
                 Shares    Value     Options at Year-End      Year-End
Name            Exercised Realized Exercisable/Unexercisable Exer./Unexer.

Eugene W. Landy   -0-       N/A      100,000 /  -0-       $118,750/ $ -0-
Samuel A. Landy   -0-       N/A      100,000 / 25,000     $ 89,875/ $ -0-
Anna T. Chew     10,000   $54,375     38,000 / 10,000     $ 57,500/ $6,250

Compensation of Directors

     The Directors receive a fee of $1,000 for each Board meeting attended. Directors also receive a fixed annual fee of $7,600, payable $1,900 quarterly. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Employment Agreements

      Eugene W. Landy:

      On  December  14,  1993, the Company and  Eugene  W.  Landy
entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 plus bonuses and customary fringe benefits, including health insurance, participation in the Company's 401(k) Plan, stock options, five weeks' vacation and use of an automobile. In lieu of annual increases in compensation, there will be additional bonuses voted by the Board of Directors. On severance of employment for any reason, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. If employment is terminated following a change in control of the Company, Mr. Landy will be entitled to severance pay only if actually severed either at the time of merger or subsequently. In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly. On retirement, Mr. Landy shall receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary shall receive $450,000, $100,000 thirty days after death and the balance one year after death. The Employment Agreement terminated December 31, 1998 and was automatically renewed for a one-year period.

      Samuel A. Landy:

      Effective January 1, 1996, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Samuel
A. Landy receives an annual base salary of $165,000 for 1996, $181,500 for 1997 and $199,650 for 1998 plus bonuses and customary fringe benefits. Bonuses shall be at the discretion of the Board of Directors and shall be based on certain guidelines. Samuel A. Landy will also receive four weeks' vacation, use of  an  automobile,  and  stock  options  for  25,000  shares
in each  year  of  the   contract.   On  severance  or disability

Samuel  Landy  is   entitled   to  one   year's   pay.       The
Company also agrees to loan to Samuel Landy $100,000 at the Company's corporate borrowing rate with a five-year maturity and a fifteen-year principal amortization. Additional amounts, secured by Company stock, may be borrowed at the same terms for the exercise of stock options.

      Anna T. Chew:

      Effective January 1, 1997, the Company and Anna T. Chew entered into a three-year Employment Agreement under which Ms. Chew receives an annual base salary of $100,000 for 1997, $110,000 for 1998 and $121,000 for 1999 plus bonuses and customary fringe benefits. On severance for any reason, Ms. Chew is entitled to one year's pay. In the event of disability, her salary shall continue for a period of two years.

     Report of Board of Directors on Executive Compensation

     Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

     The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The  final  criteria in setting compensation is  comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

     Evaluation

      Eugene W. Landy is under an employment agreement with the Company. His base compensation under this agreement is $150,000 per year. (The Summary Compensation Table for Eugene W. Landy shows a salary of $75,000, base compensation of $75,000, $18,376 in Director's fees, fringe benefits and legal fees plus $80,000 accrual for pension and other benefits in 1998).

      The Committee also reviewed the progress made by Samuel A. Landy, President. Funds from operations increased by approximately 4%. Samuel A. Landy is under an employment agreement with the Company. His base compensation under this agreement is $199,650 for 1998. The Committee is currently finalizing Samuel Landy's new contract. The Committee granted Samuel Landy a bonus of $36,300 for 1997 which was paid in 1998.

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                            1993  1994   1995   1996   1997  1998

United Mobile Homes, Inc.   100   109    153    189    207   201
NAREIT ALL REIT             100   101    119    162    192   156
S&P 500                     100   101    139    171    228   294



         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Affiliated Partnerships

     Royal Green Ltd., a partnership in which Eugene W. Landy has a significant ownership interest, owns approximately 10 homes located in Allentown Mobile Home Park in Memphis, Tennessee. The Company charges Royal Green Ltd. market rent on each occupied home.

Transactions with Monmouth Real Estate Investment Corporation

      As of December 31, 1998, the Company owned a total of 270,568 shares of Monmouth Real Estate Investment Corporation (MREIC) common stock with a cost of $1,620,390. These shares were purchased primarily through MREIC's Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of March 15, 1999 was $1,454,300. There are five Directors of the Company who are also Directors and shareholders of MREIC.


Transactions  with Monmouth Capital Corporation  and  The  Mobile
Home Store, Inc.

      As of December 31, 1998, the Company owned a total of 21,545 shares of Monmouth Capital Corporation (MCC) common stock with a cost of $55,004. These shares were purchased primarily through MCC's Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of March 15, 1999 was $65,308. Six Directors of the Company are also Directors and shareholders of MCC.

      The  Company  receives rental income from The  Mobile  Home
Store, Inc. (MHS), a wholly-owned subsidiary of MCC. MHS sells and finances the sales of manufactured homes.

      MHS pays the Company market rent on sites where MHS has a home for sale. Total site rental income from MHS amounted to $152,935, $117,709 and $98,167, respectively, for the years ended
December 31, 1998, 1997 and 1996.

     Effective April 1, 1995, the Company and MHS entered into an agreement whereby MHS leases space from the Company to be used as sales lots, at market rates, at most of the Company's communities. Total rental income relating to these leases amounted to $139,200, $90,000 and $90,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

      As a REIT, the Company cannot be in the business of selling manufactured homes for profit. During 1998, 1997 and 1996, the Company had approximately $139,000, $134,000, and $64,000, respectively, of rental homes that were sold to MHS at book value.

      During 1998, 1997 and 1996, the Company purchased from MHS at its cost, 10, 7, and 13 new homes, respectively, totaling
$269,192,  $198,374 and $298,025, respectively,  to  be  used  as rental homes.

Salary and Director's, Management and Legal Fees

      During the years ended December 31, 1998, 1997 and 1996, salary and Director's, management and legal fees to Eugene W.
Landy and the law firm of Landy & Landy amounted to $166,100, $183,850 and $187,350, respectively.

Other Matters

     There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A.
Landy,  President  and Director, is the son of Eugene  W.  Landy,
Chairman of the Board of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year.

      There is a potential loss of professional independence inherent in the attorney/director relationship. This may jeopardize the attorney's usefulness as a director and may compromise his effectiveness as a corporate attorney. It is not unusual for a corporation to have on its Board of Directors an attorney who also serves as outside counsel. The New Jersey Supreme Court has ruled that this relationship is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                             GENERAL

      The Board of Directors knows of no other matters other than those stated in the Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1998 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to UNITED MOBILE HOMES, INC., Attention: Secretary, 125 Wyckoff Road, Eatontown, NJ 07724.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2000 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 2000 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New Jersey 07724 not later than December 1, 1999.


                               BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/ Ernest V. Bencivenga
                                       ERNEST V. BENCIVENGA
                                            Secretary

Dated:   April 23, 1999





IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                       PROXY

                    UNITED MOBILE HOMES, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA, and SAMUEL A. LANDY, and each or any of them, proxies of the undersigned, with full power of substitution to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, May 27, 1999, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Robert J. Anderson, Ernest V. Bencivenga, Anna T. Chew, Charles P. Kaempffer, Eugene W.Landy, Samuel A. Landy, Richard H. Molke, Eugene D. Rothenberg and Robert G. Sampson.
     (Instruction: To withhold authority to vote for any individual Nominee, write that person's name on the line below.)
     ______________________________________________________________

     FOR all Nominees                 WITHHOLD AUTHORITY
     except as Indicated /  /      to vote for listed Nominees  /  /

(2)  Approval of the appointment of KPMG  LLP as Independent
     Auditors for the Company for the year ending December 31, 1999.

          FOR /  /            AGAINST  /  /       ABSTAIN /  /

(3) Such other business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged:

DATED:____________________________, 1999.

_________________________________________
              Signature

_________________________________________
              Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.